UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-00576

Northeast Investors Trust

(Exact name of Registrant as specified in charter)

125 High Street, Room 1802

Boston, MA 02110

(Address of principal executive offices) (Zip code)

David Randall

125 High Street, Room 1802

Boston, MA 02110

(Name and address of agent for service)

Registrant’s telephone number, including area code: 857-263-8100

Date of fiscal year end: September 30

Date of reporting period: September 30, 2023

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A Registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A Registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. 3507.

Item 1. Reports to Stockholders.

NORTHEAST
INVESTORS
TRUST

A NO LOAD FUND

Annual Report
For the Year Ending
September 30, 2023

Table of Contents

Letter to Shareholders	1
Historical Information	2
Summary of Net Assets	6
Audited Financial Statements:
Schedule of Investments	7
Financial Statements	11
Financial Highlights	14
Notes to Financial Statements	15
Report of Independent Registered Public Accounting Firm	23
Statement Regarding Liquidity Risk Management Program	24
Trustees & Officers	25

[THIS PAGE INTENTIONALLY LEFT BLANK]

Dear Fellow Shareholders:

Dear Fellow Shareholders,

During fiscal year 2023 which ended on September 30, Northeast Investors Trust posted a total return of 9.7% which compares slightly unfavorably with the 10.2% total return on the ICE BAML US High Yield Index. Coming on the heels of a favorable performance in fiscal 2022, we are not terribly displeased with the results and, in fact, our three-year trailing total return compares favorably against the index and the category.

Absolute performance was helped by declining bond yields in both our portfolio and the overall high yield market. Relative performance was helped by the absence of major credit problems, but was restrained by an underweight position in industries such as cruise lines and airlines which benefitted from a rebound in sentiment in the post-Covid environment. With our focus on securities with short effective durations, we were more able to deflect the price pressure from rising interest rates in the government bond market.

More granularly, one notable outperformance was our large position in the Crestwood 9.25s, which benefitted from an announced takeover by a larger company and, subsequent to fiscal year end, a completed tender offer for our position. Because this security was a “perpetual” with no fixed maturity, it theoretically should have been more significantly exposed to the price pressure from rising interest rates in the last few years. However, the specific covenants and terms of the investment, coupled with its high interest rate, allowed this long-duration security to rise in price and outperform similar maturity instruments by a wide margin.

Looking forward, we hold a relatively constructive view of the U.S. economy, with the associated implication that the Federal Reserve will not be as quick as is anticipated to reduce interest rates in the 2024-2025 horizon. While this view suggests that the high yield market credit quality and outcomes will be more favorable than anticipated, it also implies that the short end of the high yield market is likely the most attractive part of the asset class, especially with the yield curve being inverted (that is, with short-term interest rates yielding more than longer-term interest rates). On a risk-adjusted basis, this would hold even more true. We also believe that, given the rise in interest rates in recent years, fixed income investments generally have become significantly more attractive compared to other assets, including equities.

As always, please contact us with any questions that you might have about the fund and the outlook. We are always pleased to discuss the fund with our investors. In the meantime, thank you for putting your confidence in Northeast Investors Trust. The Trustees and management remain significant shareholders in our own right, and, accordingly, there is a mutuality of interest as we seek high levels of income for our shareholders hopefully in a prudent manner

Sincerely,

Bruce H. Monrad

Historical Information (unaudited)

	At End of Fiscal Year			Distribution Per Share During Fiscal Year
Fiscal Year Ended Sept. 30	Full Shares Outstanding	Net Asset Value Per Share	Total Net Assets	From Net Income	From Capital Gain	Average Monthly Net Asset Value Per Share
2014	83,921,225	$6.48	$543,360,576	$0.47	$0.0000	$6.57
2015	69,240,411	4.86	335,875,302	0.43	0.0000	5.63
2016	70,765,064	4.58	323,791,971	0.32	0.0000	4.34
2017	63,155,485	4.82	303,915,087	0.30	0.0000	4.70
2018	56,897,420	4.53	257,206,545	0.26	0.0000	4.64
2019	48,736,225	4.14	201,345,500	0.20	0.0000	4.32
2020	44,482,113	3.72	165,376,082	0.23	0.0000	3.85
2021	41,954,648	3.75	156,933,091	0.22	0.0000	3.78
2022	39,967,484	3.38	134,814,295	0.20	0.0000	3.62
2023	38,640,787	3.51	135,365,790	0.19	0.0000	3.47

Average Annual Total Return (unaudited)

One year ended September 30, 2023	9.69%
Five years ended September 30, 2023	0.36%
Ten years ended September 30, 2023	0.04%

SEC Yield (unaudited)*

Yield calculated as of September 30, 2023:    5.83%

*

The 30-Day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. The Statement of Additional Information contains additional information regarding the computation of the SEC yield.

About Your Fund’s Expenses (unaudited)

	Annualized Expense Ratio	Beginning Account Value 3/31/2023	Ending Account Value 9/30/2023	Expenses Paid During Period 3/31/2023 - 9/30/2023 *
Actual Return 3.21%	2.11%	$1,000.00	$1,032.08	$10.85
Hypothetical (5% return before expenses)	2.11%	$1,000.00	$1,014.48	$10.67

*

Expenses are equal to the Trust’s annualized prior six month expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (183), and divided by the days in the year (365) to reflect the half-year period.

As a shareholder of the Trust, you incur ongoing costs, which include costs for portfolio management, administrative services and other fund expenses. The above example is intended to help you understand the ongoing costs (in dollars) of investing in the Trust and to compare these costs with those of similar mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period shown and held for the entire period.

Actual Expenses:

The first line of the table above provides information about actual account values and actual expenses based on the Trust’s actual returns. You may use the information in this line, together with your account balance on 9/30/2023, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:

The second line of the table above provides information about hypothetical account values and hypothetical expenses based on the Trust’s actual expense ratio and an assumed rate of return of 5% per year before expenses. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Trust and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Fixed Income Portfolio Composition (unaudited)

Maturity Schedule
(% of portfolio)

10/1/2023 - 9/30/2024	4%
10/1/2024 - 9/30/2028	69%
10/1/2028 - 9/30/2033	26%
10/1/2033 - 9/30/2038	1%
Over 10/1/2038	0%
Total	100%

Quarterly Portfolio Holdings

The Trust files its complete Schedule of Investments with the SEC on Form N-CSR (as of the end of the second and fourth quarters) and on Form N-PORT Part F (as of the end of the first and third quarters). Form N-PORT is primarily designed for use by the SEC. Form N-CSR (Annual and Semi-Annual Reports) and N-PORT Part F are available without charge, upon request, by calling the Trust at 800-225-6704, on it’s website at www.northeastinvestors.com and on the SEC’s website at www.sec.gov.

Shareholders may also access and review information and reports of the Trust at the SEC’s Public Reference Room in Washington, D.C. You can call the SEC at 1-202-942-8090 for information about the operation of the Public Reference Room. Reports and other information about the Trust are available on the SEC’s website at http://www.sec.gov and copies may be obtained for a duplicating fee by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Center of the Securities and Exchange Commission, Washington, D.C. 20549-0102. The Trust’s reference number as a registrant under the Investment Company Act of 1940 is 811-00576.

Performance Graph — Ten Years (unaudited)

The following graph compares the cumulative total return on Northeast Investors Trust shares over the ten preceding fiscal years to the cumulative total share return on the ICE Bank of America Merrill Lynch US High Yield Index, (US High Yield Index) assuming an investment of $10,000 in both on September 30, 2013 and the reinvestment of dividends and capital gains.

The US High Yield Index is an unmanaged market capitalization-weighted index comprised of all domestic and yankee high yield bonds, including deferred interest bonds and payment-in-kind securities. Bonds included in the index have maturities of one year or more and have a below investment grade rating, but are not in default. It is shown for comparative purposes only and reflects no deductions for fees, expenses or taxes.

Keep in mind that past performance does not guarantee future returns, and an investment in the Trust is not guaranteed.

Year	2013	2014	2015	2016	2017	2018	2019	2020	2021	2022	2023
NEIT	$10,000	$10,806	$8,740	$8,854	$9,896	$9,858	$9,437	$8,994	$9,610	$9,152	$10,939
US High Yield Index	$10,000	$10,723	$10,341	$11,666	$12,723	$13,095	$13,920	$14,240	$15,872	$13,640	$15,032

Summary of Net Assets September 30, 2023 (unaudited)

	Value	% of Net Assets
Corporate Bonds & Notes
Aerospace / Defense	$5,091,885	3.76%
Auto Manufacturers	1,996,098	1.47%
Building Products	8,286,170	6.12%
Coal	780,787	0.58%
Drug Stores	595,623	0.44%
Energy / Natural Resources	11,307,099	8.35%
Food Processing	9,983,870	7.38%
Homebuilders	4,911,540	3.63%
Industrial Servicing / Manufacturing	6,840,068	5.05%
Metals & Mining	4,511,475	3.33%
Oil & Gas Drilling	7,492,589	5.54%
Pipeline	4,862,500	3.59%
Real Estate	4,146,652	3.06%
Retail Food Chains	5,851,026	4.32%
Retail General	5,392,099	3.98%
Technology	9,042,745	6.68%
Tobacco	11,513,655	8.51%
Wireless Telecom	4,435,965	3.28%
Total Corporate Bonds & Notes	$107,041,846	79.07%
Common Stock
Chemicals	$2,452,111	1.81%
Coal	303,317	0.22%
Electrical Utility	0	0.00%
Energy / Natural Resources	768,129	0.57%
Food Processing	5,647,375	4.17%
Metals & Mining	5,734,755	4.24%
Oil & Gas Drilling	1,826,239	1.35%
Packaging & Container	129,811	0.10%
Transportation	117,437	0.09%
Total Common Stock	$16,979,174	12.55%
Total Preferred Stock	10,681,000	7.89%
Total GDP-Linked Bonds	948,038	0.70%
Total Investments	$135,650,058	100.21%
Receivables	2,340,669	1.73%
Total Assets	$137,990,727	101.94%
Liabilities	(2,624,937)	-1.94%
Total Net Assets	$135,365,790	100.00%

Schedule of Investments(a) September 30, 2023

Corporate Bonds & Notes — 79.07%
Name of Issuer	Principal	Value
Aerospace / Defense — 3.76%
Spirit Aerosystems, Inc., 9.375%, 11/30/2029 (c)	$5,000,000	$5,091,885

Auto Manufacturers - 1.47%
Ford Motor Credit Co. LLC, 3.37%, 11/17/23	2,000,000	1,996,098

Building Products — 6.12%
Builders Firstsource, Inc., 4.25%, 2/01/32 (c)	5,000,000	4,099,820
Louisiana Pacific Corp., 3.625%, 3/15/29 (c)	5,000,000	4,186,350
		8,286,170
Coal — 0.58%
Westmoreland Mining Holdings LLC, 8%, 11/4/30 (d)	897,457	780,787

Drug Stores — 0.44%
Rite Aid Corp., 8%, 11/15/26 (c)	1,012,000	595,623

Energy/Natural Resources — 8.35%
Buckeye Partners LP, 4.35%, 10/15/24	5,000,000	4,830,845
CNX Resources Corp., 7.25%, 3/14/27 (c)	919,000	906,909
Comstock Resources, Inc., 6.75%, 3/01/29 (c)	5,000,000	4,599,615
Range Resources Corp., 4.875%, 5/15/25	1,000,000	969,730
		11,307,099
Food Processing — 7.38%
B&G Foods, Inc., 5.25%, 4/01/25	5,000,000	4,906,370
Pilgrims Pride Corp., 5.875%, 9/30/27 (c)	5,000,000	5,077,500
		9,983,870
Homebuilders — 3.63%
KB Home, 7.25%, 7/15/30	5,000,000	4,911,540

Industrial Servicing / Manufacturing — 5.05%
Clean Harbors, Inc., 4.875%, 7/15/27 (c)	500,000	471,252
Fortress Transportation and Infrastructure Investors LLC, 9.75%, 8/01/27 (c)	5,500,000	5,688,870
Fortress Transportation and Infrastructure Investors LLC, 5.5%, 5/01/28 (c)	750,000	679,946
		6,840,068
Metals & Mining — 3.33%
Allegheny Technologies, Inc., 6.95%, 12/15/25	4,500,000	4,511,475

Corporate Bonds & Notes — (continued)
Name of Issuer	Principal	Value
Oil & Gas Drilling — 5.54%
Parker Drilling Co., 13%, 9/26/25 (d)	$2,687,479	$2,633,729
Tidewater, Inc., 8.5%, 11/16/26	4,700,000	4,858,860
		7,492,589
Pipeline — 3.59%
NuStar Energy LP, 5.75%, 10/01/25	5,000,000	4,862,500

Real Estate — 3.06%
Five Point Operating Co. LP, 7.875%, 11/15/25 (c)	4,395,000	4,146,652

Retail Food Chains — 4.32%
Brinker International, Inc., 5%, 10/01/24 (c)	6,000,000	5,851,026

Retail General — 3.98%
G-III Apparel Group LTD, 7.875%, 8/15/25 (c)	5,430,000	5,392,099

Technology — 6.68%
Iron Mountain, Inc., 4.5%, 2/15/31 (c)	1,000,000	822,463
Iron Mountain, Inc., 5.625%, 7/15/32 (c)	4,000,000	3,453,312
Western Digital Corp., 4.75%, 2/15/26	5,000,000	4,766,970
		9,042,745

Tobacco — 8.51%
Pyxus Holdings, Inc., 8.5%, 12/31/27 (c)	10,845,675	6,507,405
Vector Group LTD, 10.5%, 11/01/26 (c)	5,000,000	5,006,250
		11,513,655
Wireless Telecom — 3.28%
Altice France SA, 8.125%, 2/01/27 (c)	5,000,000	4,435,965

Total Corporate Bonds & Notes — (cost—$111,905,579)		$107,041,846

GDP-Linked Bonds — 0.70%
Name of Issuer	Principal	Value
Republic of Argentina GDP Linked Security, FRN (based on the performance of Argentina’s GDP), 12/15/35 (e)	$34,386,874	$948,038
Total GDP-Linked Bonds — (cost—$1,423,421)		$948,038

Common Stock — 12.55%	Number
Name of Issuer	of Shares	Value
Chemicals — 1.81%
Ingevity Corp. (e)	602	$28,661
NL Industries, Inc.	510,200	2,423,450
		2,452,111
Coal — 0.22%
Westmet Group Holdings (d) (e)	22,614	79,150
Westmoreland Mining Holdings LLC, Class A Units (d) (e)	22,416	224,167
		303,317
Electrical Utility — 0.00%
Homer City Holdings, LLC (b) (d) (e)	221,338	0

Energy / Natural Resources — 0.57%
SilverBow Resources, Inc. (e)	5,058	180,925
Talos Energy, Inc. (e)	35,718	587,204
		768,129
Food Processing — 4.17%
Viskase Cos., Inc. (e)	3,052,635	5,647,375

Metals & Mining — 4.24%
American Gilsonite (b) (d) (e)	1,597,765	5,184,747
Metals Recovery Holdings, LLC (b) (d) (e)	21,539	550,008
		5,734,755
Oil & Gas Drilling — 1.35%
Key Energy Services, Inc. (e)	129	116
Parker Drilling Co. (e)	140,471	1,826,123
		1,826,239
Packaging & Container — 0.10%
Westrock Co.	3,626	129,811

Transportation — 0.09%
Getlink SA (France)	7,349	117,437
Total Common Stock — (cost—$43,030,403)		$16,979,174

Preferred Stock — 7.89%	Number
Name of issuer	of Shares	Value
Pipeline — 7.89%
Crestwood Equity Partners LP PFD, 9.25%, Perpetual	1,100,000	$10,681,000
Total Preferred Stock — (cost—$10,441,640)		$10,681,000

Total Investments — 100.21% (cost—$166,801,043)	$135,650,058
Net Other Assets and Liabilities — (0.21%)	(284,268)
Net Assets — 100%	$135,365,790

(a)	Portions of the portfolio may be pledged to collateralize short term borrowings.
(b)

Security is valued at fair value as determined in good faith under consistently applied procedures approved by the Board of Trustees. The aggregate market value of good faith securities as of September 30, 2023 was $5,734,755 which represents 4.24% of total net assets.

(c)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $67,012,942 which represents 49.51% of total net assets. These securities are generally deemed liquid.

(d)

All or a portion the security is restricted. The Trust may acquire restricted securities which are subject to legal or contractual restrictions on resale and may be illiquid. The aggregate market value of restricted securities as of September 30, 2023 was $9,452,588 which represents 6.98% of total net assets. Additional information on each holding is as follows:

Security	Acquisition Date	Acquisition Cost
American Gilsonite	1/2/17 - 8/26/21	$9,640,360
Metals Recovery Holdings, LLC	9/30/2016 - 12/10/2019	$3,294,709
Homer City Holdings, LLC	4/6/2017	$588,216
Parker Drilling Co. 13% 9/26/25	3/27/2019	$2,485,714
Westmoreland Mining Holdings LLC. 8% 11/4/30	5/4/2023	$780,787
Westmoreland Mining Holdings LLC, Class A Units	3/15/2019 - 5/4/2023	$861,283
Westmet Group Holdings	5/4/2023	$135,685

(e)	Non-income producing security.

FRN	Floating Rate Note - rates reflected are as of September 30, 2023
PFD	Preferred Security

Statement of Assets and Liabilities

September 30, 2023

Assets
Investments—at market value (cost $166,801,043)	$135,650,058
Receivable for interest	2,340,158
Receivable for shares sold	511
Total Assets	$137,990,727

Liabilities
Line of Credit	$2,070,400
Accrued expenses	192,869
Payable for trustee fees	169,438
Contingent Liability (see Note-K)	161,005
Payable for shares repurchased	31,225
Total Liabilities	$2,624,937
Net Assets	$135,365,790
Net Assets Consist of:
Capital, at a $1.00 par value	$38,640,787
Paid in surplus	419,016,314
Total Distributable Earnings / (Loss)	(322,291,311)
Net Assets	$135,365,790
Net Asset Value, offering price and redemption price per share ($135,365,790/38,640,787 shares)	$3.51

The accompanying notes are an integral part of the financial statements.

Statement of Operations

Year Ended September 30, 2023

Investment Income
Interest	$8,034,497
Dividends	1,079,027
Other Income	61,185
Reduction of Contingent Liability (see Note-K)	150,481
Total Income	$9,325,190

Expenses
Administrative expenses and salaries	$1,236,645
Trustee fees	682,485
Legal Fees	434,450
Computer and related expenses	227,875
Audit and related services	83,760
Commitment fees	75,625
Custodian fees	60,225
Registration and filing fees	58,400
Printing, postage and stationery fees	48,005
Insurance	38,325
Sub-Transfer Agent Fees	21,509
Telephone	10,950
Interest fees	8,847
Other expenses	81,350
Total Expenses	$3,068,451
Net Investment Income	$6,256,739
Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) from investment transactions	$(7,927,341)
Change in unrealized appreciation (depreciation) of investments	14,281,399
Net Increase (Decrease) in Net Assets Resulting from Operations	$12,610,797

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets

	Year Ended September 30, 2023	Year Ended September 30, 2022
Increase (Decrease) in Net Assets
From Operations:
Net investment income	$6,256,739	$5,261,469
Net realized gain (loss) from investment transactions	(7,927,341)	(22,569,152)
Change in unrealized appreciation (depreciation) of investments	14,281,399	10,475,090
Net Increase (Decrease) in Net Assets Resulting from Operations	$12,610,797	$(6,832,593)
Distributions to Shareholders from Operations	(7,428,152)	(8,268,898)
From Net Trust Share Transactions - (See Note D)	(4,631,150)	(7,017,305)
Total Increase (Decrease) in Net Assets	$551,495	$(22,118,796)
Net Assets:
Beginning of Period	134,814,295	156,933,091
End of Period	$135,365,790	$134,814,295

The accompanying notes are an integral part of the financial statements.

Financial Highlights

		Year Ended September 30,
Per Share Data	2023	2022	2021	2020	2019
Net Asset Value:
Beginning of Period	$3.38	$3.75	$3.72	$4.14	$4.53
Income From Investment Operations:
Net investment income^	0.16	0.13	0.17	0.20	0.21
Net realized and unrealized gain (loss) on investment	0.16	-0.30	0.08	-0.39	-0.40
Total from investment operations	0.32	-0.17	0.25	-0.19	-0.19
Less Distributions:
Net investment income	-0.19	-0.20	-0.22	-0.23	-0.20
Net Asset Value:
End of Period	$3.51	$3.38	$3.75	$3.72	$4.14
Total Return #	9.69%	-4.77%	6.85%	-4.69%	-4.27%
Ratios & Supplemental Data
Net assets end of period (in thousands)	$135,366	$134,814	$156,933	$165,376	$201,346
Ratio of operating expenses to average net assets *	2.26%	2.74%	1.83%	1.71%	1.56%
Ratio of interest expense and commitment fee to average net assets	0.06%	0.06%	0.06%	0.08%	0.09%
Ratio of net investment income to average net assets	4.60%	3.54%	4.37%	5.14%	4.91%
Portfolio turnover rate	26.41%	44.56%	75.20%	43.75%	45.13%

*	Includes Interest Expense and Commitment Fee when applicable

^	Calculated using the Average Share Method

#	Total Return reflects the rate that an investor would have earned on an investment in the Trust during each period, assuming reinvestment of all distributions.

The accompanying notes are an integral part of the financial statements.

Notes to Financial Statements

Note A–Organization

Northeast Investors Trust (the “Trust”), a diversified open-end management investment company (a Massachusetts Trust), is registered with the SEC under the Investment Company Act of 1940, as amended. The primary objective of the Trust is the production of income. The Trust follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services — Investment Companies including FASB Accounting Standard update (“ASU”) 2013-08.

Note B–Significant Accounting Policies

Valuation of Investments: The value of equity securities or equity-like securities such as warrants for which market quotations are readily available, shall be determined on the basis of the last quoted sale prices taken from the primary market or exchange on which they are traded. A bid price may be used instead of last quoted sale price if it more closely reflects the fair value of the security as of the close of regular trading on the New York Stock Exchange. Fixed income securities, including securities convertible into equity, shall be valued on the basis of evaluated prices furnished by independent pricing services or from quotations received from dealers who make markets in such securities. The evaluations provided by the pricing services are based on analysis of market data and other factors such as last sale, dealer bids, yields, quality ratings, coupon rate, maturity, type of issue, trading characteristics and other relevant bond market data. Repurchase agreements are valued at contract value.

Securities for which market quotations are not readily available (including certain restricted securities and private placements, if any) are valued at their fair value as determined in good faith under consistently applied procedures approved by the Board of Trustees. Methodologies and factors used to fair value securities may include, but are not limited to, the analysis of current debt to cash flow, information of any recent sales, quotations or evaluated prices from broker-dealers, information obtained from the issuer or analysts and the nature of the existing market for securities with characteristics similar to such obligations. Valuations may also be derived following a review of pertinent data (Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA), Revenue, etc.) from company financial statements, relevant market valuation multiples for comparable companies in comparable industries, recent transactions, and management assumptions.

The Trust may use fair value pricing for foreign securities if a material event occurs that may affect the price of a security after the close of the foreign market or exchange (or on days the foreign market is closed) but before the Trust prices its portfolio, generally at 4:00 P.M. ET. Fair value pricing may also be used for securities acquired as a result of corporate restructurings or reorganizations as reliable market quotations for such issues may not be readily available. For securities valued in good faith, the value of an investment used to determine the Trust’s net asset value may differ from published or quoted prices for the same investment. The valuations for these good faith securities are monitored and reviewed in accordance with the methodologies described above by the Trust’s Valuation Designee on an ongoing basis as information becomes available, but are evaluated at least quarterly. The good faith security valuations and fair value methodologies are reviewed by the Trust’s Board of Trustees on a quarterly basis as part of their oversight responsibilities. There can be no assurance that the Trust could obtain the fair value assigned to an investment if it were to sell

Notes to Financial Statements (continued)

the investment at the same time which the Trust determines its net asset value per share. The market value of securities valued in good faith on September 30, 2023 was $5,734,755 which represents 4.24% of net assets.

Federal Income Taxes: It is the Trust’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, no federal tax provisions are required. Income distributions, if any, are declared and paid quarterly for the Trust. Capital gains distributions, if any, are declared and paid annually.

The Trust has reviewed the tax positions for the open tax years as of September 30, 2023 and has determined that no provision for income tax is required in the Trust’s financial statements. The Trust’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. The Trust recognizes interest and penalties, if any, related to unrecognized tax benefits in income tax expense on the Statement of Operations.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with income tax rules. Therefore, the source of the Trust’s distributions may be shown in the accompanying financial statements as either from net investment income or net realized gain on investment transactions.

State Income Taxes: Because the Trust is organized by an Agreement and Declaration of Trust executed under the laws of the Commonwealth of Massachusetts, it is not subject to state income or excise taxes.

Net Asset Value: In determining the net asset value per share, rounding adjustments are made for fractions of a cent to the next higher cent.

Distributions and Income: Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles in the United States of America. These differences are primarily due to differing treatments for capital loss carryforwards and losses deferred due to wash sales. Permanent book and tax differences relating to shareholder distributions will result in reclassifications to paid in surplus. The Trust’s distributions and dividend income are recorded on the ex-dividend date. Interest income, which includes accretion of market discount and amortization of premium, is accrued as earned. Certain securities held by the Trust pay interest in the form of cash or additional securities (known as Payment-in-kind or PIK); interest on such securities is recorded on the accrual basis.

Expenses: All expenses, including legal fees paid on behalf of the Trustees, are accrued for in the period in which the professional and other services are incurred.

Security Transactions: Security transactions are accounted for as of trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Use of Estimates and Basis of Accounting: The preparation of financial statements in conformity with generally accepted accounting principles in the United States of America requires management to, where applicable, make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Notes to Financial Statements (continued)

Credit Risk: Investments in high-yield securities involve greater degrees of credit and market risks than investments in higher-rated securities. Bonds which are rated as less than investment grade tend to be more susceptible to real or perceived adverse economic conditions.

Payment-In-Kind (PIK) Risk: Investments in PIK bonds may offer a higher interest rate than other securities; however, these bonds also carry additional risk of default as they are generally issued by companies that do not have the cash flow available to make routine cash interest payments to the lenders.

Note C–Trustees’ Compensation

Trustees’ compensation was computed at the rate of 1/8 of 1% of the net assets (before deduction of accrued Trustees’ compensation and excluding any borrowing from the bank) at the close of each quarter, from which the Trustees paid certain expenses specified in the Declaration of Trust. For the year ended September 30, 2023, the aggregate Trustee fee was $682,485 from which the current Independent Trustees were aggregately paid $120,000.

The total number of shares owned beneficially by the Trustees, officers and members of their immediate families on September 30, 2023 was 2,875,750 shares (7.44%).

Administrative Expenses & Salaries: Northeast Investors Trust incurs salary and administrative expenses which include such expenses for personnel performing transfer agent and dividend disbursement related functions and other administrative functions of the Trust.

The Trust sponsors a 401(K) profit sharing plan which is available to employees deemed eligible participants as defined by the plan documents. Annual safe harbor contributions are made during the year and are included in the administrative expenses and salaries on the Statement of Operations. No changes to the plan were made during the period.

Note D—Shares of Beneficial Interest

At September 30, 2023, there were unlimited shares of beneficial interest authorized with a par value of $1. Transactions in shares of beneficial interest were as follows:

	Year Ended September 30, 2023		Year Ended September 30, 2022
Shares Sold	1,438,621	$4,967,934	3,074,688	$11,194,908
Shares issued to shareholders in reinvestment of distributions from net investment income	1,457,095	5,024,506	1,521,443	5,489,477
	2,895,716	$9,992,440	4,596,131	$16,684,385
Shares redeemed	(4,222,413)	(14,623,590)	(6,583,295)	(23,701,690)
Net Increase (Decrease)	(1,326,697)	$(4,631,150)	(1,987,164)	$(7,017,305)

Note E–Purchases and Sales of Investments

The cost of purchases and the proceeds from sales and maturities of securities, other than short-term and government securities, aggregated $34,123,500 and $34,190,377 respectively, for the year ended September 30, 2023.

Notes to Financial Statements (continued)

Note F–Line of Credit

State Street Bank and Trust Company has made available to the Trust a line of credit pursuant to a loan agreement for temporary or extraordinary purposes. The Trust’s line of credit, which does not require maintenance of compensating balances, is generally on a demand basis and is at a rate equal to the applicable margin (1.25%) plus the higher of (a) the Federal Funds Rate or (b) the daily Simple SOFR Rate during the period in which such loan is outstanding. At September 30, 2023 the Trust had an unused line of credit amounting to $22,929,600. The Trust pays a commitment fee of 0.30% on the unused portion of the line of credit. The line of credit may be terminated at the bank’s option at its annual renewal date, on March 19, 2024. Portions of the Trust’s portfolio are pledged to collateralize these short-term borrowings.

The line of credit details for the fiscal year ended September 2023 were as follows:

Maximum available credit	$25,000,000
Largest amount outstanding on an individual day	$2,070,400
Average balance when in use	$1,134,855
Credit facility outstanding as of September 30, 2023	$2,070,400
Average interest rate when use	6.58%

Interest expense for the fiscal year ended September 30, 2023, is disclosed in the Statements of Operations.

Note G–Repurchase Agreement

The Trust invests its cash balances into repurchase agreements secured by U.S. Government obligations. Securities pledged as collateral for repurchase agreements are held by the Trust’s custodian bank until maturity of the repurchase agreement. Provisions of the agreement ensure that the market value of the collateral is sufficient in the event of default. However, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

Note H–Additional Tax Information

The amount of distributions paid during years ended September 30, 2023 and 2022 were $7,428,152 and $8,268,898, respectively, and were classified as ordinary income. Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in future periods.

As of September 30, 2023 the components of accumulated earnings (losses) on a tax basis were as follows:

Undistributed Net Investment Income	$502,212
Total Capital Loss Carryforward	(286,542,162)
Timing Differences	(152,586)
Net Unrealized gains (losses) - net	(36,098,775)
Total distributable earnings (losses) - net	$(322,291,311)

Timing differences relate to certain expense accruals.

Notes to Financial Statements (continued)

As of September 30, 2023, the Trust had short term capital loss carryforward of $3,022,086 and long term capital loss carryforward of $283,520,076, both of which do not expire.

At September 30, 2023 the Trust’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes was as follows:

Tax cost	$171,748,833
Gross unrealized gain	5,590,855
Gross unrealized loss	(41,689,630)
Net unrealized security gain (loss)	$(36,098,775)

The difference between book and tax basis cost of investments and net unrealized gains (losses) is primarily attributable to accretion and amortization differences.

Reclassification of Capital Accounts: U.S. GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended September 30,2023, the following adjustments were made:

Distributable (Accumulated) Earnings (Losses)	Paid-in Capital
$4,420	$(4,420)

These differences were primarily due to expenses.

Note I–Fair Value Measurements

Accounting Standards Codification ASC 820, Fair Value Measurements and Disclosures (ASC 820) defines fair value as the price that would be received to sell an investment in an orderly transaction between two market participants at the measurement date. ASC 820 establishes a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Trust’s own market assumptions (unobservable inputs). The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of certain inputs to the fair value measurement requires judgments and considers factors that may be specific to each security. The various inputs that may be used to determine the value of the Trust’s investments are summarized in the following fair value hierarchy:

Level 1 — Unadjusted quoted prices in active markets for identical securities.

Level 2 — Other significant observable inputs based on data obtained from various pricing sources (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 — Significant unobservable inputs including the Trust’s own assumptions used to determine the fair value of investments. Factors considered in making such determinations may include, but are not limited to, information obtained directly from the company or analysts and the analysis of the company’s financial statements or other documents.

Notes to Financial Statements (continued)

The following table summarized the Trust’s investment as of September 30, 2023 based on the inputs used to value them:

	Level 1	Level 2	Level 3	Total as of 9/30/2023
Corporate Bonds & Notes	$—	$107,041,846	$—	$107,041,846
Common Stock	5,176,290	6,068,129	5,734,755	16,979,174
Preferred Stock	10,681,000	—	—	10,681,000
GDP Linked Bond	—	948,038	—	948,038
	$15,857,290	$114,058,013	$5,734,755	$135,650,058

Transfers between hierarchy levels may occur due to market fluctuation, changes in valuation techniques and/or changes in the availability of market data used in the determination of an investment’s valuation. For the year ended September 30, 2023, there were no transfers among levels.

At September 30, 2023, the reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value, is as follows:

Common Stock Totals as of 9/30/2023
Beginning Balance @ 9/30/22	$6,872,445
Purchases	—
Sales	(792,895)
Realized Gain(Loss)	(2,128,910)
Net Change in Unrealized
Appreciation/(Depreciation)	1,784,115
Transfers into Level 3 from Level 2	—
Transfers out of Level 3 to Level 2	—
Ending Balance @ 9/30/2023	$5,734,755

Change in Unrealized Gain / (Loss) for Positions Still Held at September 30, 2023
Total Common Stock	$1,784,115

The Financial Accounting Standard Board (FASB) issued guidance that a reporting entity should disclose quantitative information about the unobservable inputs used in the fair value determinations that are categorized in the Level 3 hierarchy. The guidance also required additional disclosure regarding the valuation process used and the sensitivity of the fair value measurements to changes in unobservable inputs and the interrelationships between those unobservable inputs within Level 3.

Notes to Financial Statements (continued)

The following table presents a summary of valuation techniques, inputs and quantitative information used in determining the fair value of the Trust’s Level 3 securities as of September 30, 2023:

Investment Type	Fair Value	Valuation Technique	Significant Unobservable Inputs	Range	Increase to Valuation from an Increase in Input(1)
Common Stock
Metals and Mining	$5,184,747	Market Comparable (2)	EBITDA Multiple	8.4x - 11.8x	Increase
Metals and Mining	550,008	Market Transaction (3)	N/A	N/A	N/A
		Market Comparable (2)	Forward EBITDA Multiple	4.9x - 6.7x	Increase
	$5,734,755

(1)

This column represents the direction change in the fair value of the Level 3 securities that would result from an increase to the corresponding unobservable input. A decrease to the unobservable inputs would have the opposite effect. Significant increases and decreases of these inputs could result in significantly higher or lower fair value determinations.

(2)	Earnings multiples are based on comparable companies and transactions of comparable companies.

(3)	Certain of the Trust’s Level 3 investments have been valued using unadjusted inputs that have not been internally developed by the Trust including third-party transactions and quotations.

For additional information on the Trust’s policy regarding valuation of investments and other significant accounting policies, please refer to the Fund’s most recent semiannual or annual shareholder report.

Note J–Subsequent Events

Management has evaluated whether any other events or transactions occurred subsequent to September 30, 2023 and through the date of issuance of the Trust’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Trust’s financial statements.

Note K–Contingent Liability

A lawsuit filed by former Trustee Robert B. Minturn (“Minturn”) against the current Trustees and another former Trustee (together with the current Trustees, the “Defendant Trustees”) sought the portion of the Trustee fees that Minturn alleged he was owed pursuant to a contractual agreement among the Trustees. The current Trustees believed they acted in accordance with the agreement and their fiduciary duties and in the best interests of the Trust and its shareholders in taking the steps that were the subject of the lawsuit. Those steps included reducing and then suspending the payments that Minturn was receiving from the Trustees’ fees paid by the Trust. The Trust was, but is no longer, a defendant to Minturn’s action. A partial summary judgment was granted by the court in favor of Minturn in the amount of $794,500, and the Defendant Trustees appealed this judgment. In March 2023, the appeals court affirmed the judgment. Consistent with an opinion provided by special independent

Notes to Financial Statements (continued)

counsel, the Trustees adopted, by a majority vote, a resolution that provided, among other things: (i) indemnification of each of the Independent Trustees for the Judgment is necessary and proper; and (ii) that each Independent Trustee shall be indemnified to pay the Judgment. In April 2023, the Trust paid $483,014 to the Independent Trustees as reimbursement for their portion of judgement awarded Minturn from the accrued contingent liability amount. In view of the appellate ruling, the Trustees expect to consider the Trust’s indemnification obligations in relation to the estate of Ernest Monrad, a former Trustee, which represents the remaining accrued contingent liability of $161,005. The Interested Trustee chose not to seek indemnification for his portion of the settlement resulting in a reduction of the contingent liability.

Note L–Indemnification

Under the Trust’s Declaration of Trust, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust.

In addition, in the normal course of business, the Trust enters into contracts with that provide general indemnifications to other parties. The Trust’s maximum exposure under these contractual arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust expects the risk of loss from these third party service contracts with indemnification clauses to be minimal.

Note M–Change in Auditors

In February 2023, RSM US LLP (“RSM”) elected not to stand for reappointment as independent registered public accountant of the Trust, and the decision was not the result of any disagreements between RSM and Trust management. In April 2023, the Trust’s Audit Committee and Board of Trustees have approved the selection of Tait Weller and Baker LLP as the independent registered public accounting firm to audit the Trust’s financial statements for its fiscal year ending September 30, 2023. During the two most recent fiscal years, RSMs audit reports contained no adverse opinion or disclaimer of opinion; nor were the reports qualified or modified as to uncertainty, audit scope, or accounting principles. Further, there were no disagreements between the Trust and RSM on accounting principles or practices, financial statement disclosure, or audit scope, which, if not resolved to the satisfaction of RSM, would have caused it to make reference to the disagreements in connection with their reports.

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Northeast Investors Trust
Boston, Massachusetts

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Northeast Investors Trust, including the schedule of investments, as of September 30, 2023, the related statement of operations, the statement of changes in net assets, and financial highlights for the year ended September 30, 2023, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of Northeast Investors Trust as of September 30, 2023, the results of its operations, the changes in its net assets, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

The statements of changes in net assets for the year ended September 30, 2022 and the financial highlights for each of the 4 years in the period ended September 30, 2022 have been audited by other auditors, whose report dated November 29, 2022 expressed an unqualified opinion on such financial statement and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the Fund’s auditor since 2023.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2023 by correspondence with the custodians. We believe that our audit provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
November 21, 2023

Statement Regarding Liquidity Risk Management Program (Unaudited)

Northeast Investors Trust (the “Trust”) adopted and implemented a written Liquidity Risk Management Program (the “LRMP”) pursuant to Rule 22e-4 under the Investment Company Act of 1940 (the “Liquidity Rule”). The LRMP is designed to reasonably assess and manage the Trust’s liquidity risk with respect to its ability to fund redemptions without significant dilution of remaining investors’ interests. The Board of Trustees designated the Trust’s Chief Compliance Officer (“CCO”) as the LRMP’s administrator. In assessing liquidity, the CCO considers a variety of factors, including the Trust’s investment strategy, the liquidity of its portfolio investments, cash flow projections, cash holdings and line of credit availability. The LRMP requires the CCO to report to the Board of Trustees, at least annually, on the operations of the program and its effectiveness in managing the Trust’s liquidity risk pursuant to the Liquidity Rule.

At a meeting of the Audit Committee of the Board of Trustees held on May 22, 2023, the CCO provided a written report to the Committee on the LRMP’s operations and its effectiveness for the period of May 2022-April 2023. The CCO’s report concluded that the LRMP remains reasonably designed to assess and manage the Trust’s liquidity risk. There were no liquidity events that impacted the Trust’s ability to meet redemptions.

Trustees & Officers

The Trustees of Northeast Investors Trust are Bruce H. Monrad, Peter J. Blampied, George P. Beal, and Charles R. Daugherty. Under Massachusetts Law, the Trustees are generally responsible for overseeing the operation and management of the Trust. The table below provides certain information about the Trust’s Trustees and Officers. The mailing address for the Trustees and Officers of the Trust is 125 High Street, Suite 1802, Boston, MA 02110-2301.

The Trust’s Statement of Additional Information (SAI) contains additional information about the Trustees. To request a free copy, call the Trust at 800-225-6704 or visit our website at www.northeastinvestors.com.

Name/Age/Service*	Position	Principal Occupation(s) / Other Directorships During the Past Five Years
Affiliated Trustees and Fund Officers
Bruce H. Monrad Age: 61 Years of Service: 30	Trustee and Chairman	Trustee and Chairman of Northeast Investors Trust
Gordon C Barrett Age: 66 Years of Service: 35	Executive Vice President and Chief Financial Officer	Chief Financial Officer of Northeast Investors Trust; President of Sippican Capital Advisors
Chapin Mechem Age: 50 Years of Service: 21	Vice President and Co-Portfolio Manager	Officer of Northeast Investors Trust
David A. Randall Age: 56 Years of Service: 23	Chief Compliance Officer and Vice President of Operations	Officer of Northeast Investors Trust
Independent Trustees
Peter J. Blampied Age: 81 Years of Service: 23	Trustee	Director of A.W. Perry, Inc.
George P. Beal Age: 70 Years of Service: 19	Trustee	Managing Partner, Boston Family Office, LLC; Director and Trustee of Breckinridge Capital Advisors
Charles R. Daugherty Age: 70 Years of Service: 19	Trustee	Managing Partner, Stanwich Advisors, LLC

*	The Trustees serve until their resignation or either the appointment or election of a successor, and the Officers serve at the pleasure of the Trustees.

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Trustees

Peter J. Blampied Charles R. Daugherty	Bruce H. Monrad George P. Beal

Officers

Bruce H. Monrad, Chairman
Gordon C. Barrett, Executive Vice President, Chief Financial Officer & Clerk
David A. Randall, Vice President of Operations & Chief Compliance Officer
Chapin P. Mechem, Vice President
Matthew D. Fratolillo, Vice President
Joseph R. Morrison, Vice President

Custodian

State Street Bank & Trust Co.
1 Iron Street
Boston, Massachusetts 02110

Legal Counsel

Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C.
One Financial Center
Boston, MA 02111

Transfer Agent

Northeast Investors Trust
125 High St.
Boston, Massachusetts 02110

Independent Registered Public Accounting Firm

Tait, Weller & Baker LLP
2 Liberty Place
50 South 16th Street – Suite 2900
Philadelphia, PA 19102

This report is prepared for the information of the shareholders of Northeast Investors Trust and must not be given to others unless preceded or accompanied by a copy of the current Prospectus by which all offerings of the Trust shares are made. It should be noted in reading this report and the letter to shareholders that the record of past performance is not a representation as to the Trust’s future performance, and that the Trust’s investments are subject to market risks.

For a free copy of the Trust’s proxy voting guidelines or information on how the Trust voted proxies during the most recent 12 month period ended on June 30 visit www.northeastinvestors.com/downloads/, call 1-800-225-6704 or visit the Securities and Exchange Commission (SEC)’s web site at www.sec.gov.

Shares of the Trust are sold to investors at net asset value by

Northeast Investors Trust
125 High St.
Boston, Massachusetts 02110
(800) 225-6704

The share price for Northeast Investors Trust is made available at www.northeastinvestors.com or by calling 800-225-6704.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer and principal accounting officer. A copy of the code of ethics updated to October 13, 2021 is filed as Exhibit 13(a)(1) to this report. The registrant did not make any material amendments to the code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the covered period. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 800-225-6704.

Item 3. Audit Committee Financial Expert.

The registrant does not have an Audit Committee Financial Expert. Although the members of the registrant’s Audit Committee have a variety of business and investment experience, none of them has been determined to meet the technical qualifications required in order to meet the definition of an Audit Committee Financial Expert under this Item. The Audit Committee, under its charter, has the ability to retain independent advisers if it deems it necessary or appropriate without the need to seek approval from the management of the Trust.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees. The aggregate fees billed for the registrant’s fiscal years ended September 30, 2023 and September 30, 2022 for professional services rendered by the registrant’s principal accountants for the audit of its annual financial statements or services that are normally provided by such accountants in connection with statutory and regulatory filings were $45,000 and $95,922 respectively.

(b) Audit-Related Fees. The aggregate fees billed for the registrant’s fiscal years ended September 30, 2023 and September 30, 2022 for assurance and related services by the registrant’s principal accountants reasonably related to the performance of the audit of the registrant’s financial statements and not reported under Paragraph (a) of this Item were $25,000 and $30,704 respectively. Such services consisted of a report of the Trust’s transfer agent’s internal controls pursuant to rule 17AD-13 and semi-annual report review.

(c) Tax Fees. The aggregate fees billed in the registrant’s fiscal years ended September 30, 2023 and September 30, 2022 for professional services rendered by the registrant’s principal accountants for tax matters were $7,000 and $12,250 respectively. Such services consisted of the preparation of the registrant’s federal income and excise tax returns.

(d) Other Fees. During the fiscal years ended September 30, 2023 and September 30, 2022 the aggregate fees billed for other services rendered by the registrant’s principal accountant were $0.

(e) It is the registrant’s policy that all audit and non-audit services provided by the registrant’s principal accountants be approved in advance by the Audit Committee, and all of the services described in Paragraphs (a)—(d) of this item were so approved.

(f) The registrant has been advised by its independent accountants that less than 50% of the hours expended on the principal accountant’s engagement to audit the Registrant’s financial statements for its fiscal year ended September 30, 2023 were attributed to work performed by persons other than the principal accountants’ full-time, permanent employees.

(g) Not applicable to the registrant.

(h) Not applicable to the registrant

(i) Not applicable to the registrant

(j) Not applicable to the registrant

Item 5. Audit Committee of Listed Registrants.

Not applicable to the registrant.

Item 6. Schedule of Investments

Enclosed as part of Item 1 Above.

Securities reflected in the Schedule of Assets may be pledged as collateral to secure the Trust’s bank borrowings.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable to the registrant.

Item 9. Purchase of Equity Securities by Closed-End Management Company and Affiliated Purchasers

Not applicable to the registrant.

Item 10. Submission of Matters to a Vote of Security Holders

There have been no changes with respect to procedures for shareholders to recommend nominees for Trustee from the disclosure contained in the registrant’s Proxy Statement for its Meeting of Beneficaries convened on May 16, 2005.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and financial officers, after evaluating the effectiveness of the Company’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended), have concluded that, based on such evaluation, the registrant’s disclosure controls and procedures were effective as of a date within 90 days of the filing of this report.

(b)	The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed End Management Investment Companies

Not applicable to the registrant.

Item 13. Exhibits.

(a)(1)	Code of Ethics for Principal Executive and Senior Financial Officers

(2)	99.CERT—Separate certifications by the registrant’s principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(3)	Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to registrant.

(4)	Change in the registrant’s independent public accounting firm. There was no change in the registrant’s independent public accounting firm for the period covered by this report.

(b)	99.906CERT—A certification by the registrant’s principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northeast Investors Trust

By (Signature and Title)

/s/ Bruce H. Monrad
Chairman
(principal executive officer)
Date: December 4, 2023

By (Signature and Title)

/s/ Gordon C. Barrett
Treasurer
(principal financial officer)

Date: December 4, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Bruce H. Monrad
Chairman
(principal executive officer)

Date: December 4, 2023

By (Signature and Title)

/s/ Gordon C. Barrett
Treasurer
(principal financial officer)

Date: December 4, 2023